UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): December 15, 2004


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)


     Florida                     2-70197                          59-1564329
(State  or  Other        (Commission File Number)               (I.R.S. Employer
Jurisdiction of                                             Identification  No.)
 Incorporation)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
                         Registrant's telephone number,
                              including area code

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01 Changes In and Disagreement With Accountants on Accounting and Financial Disclosure

     The Company terminated the services of Berkovits, Lago & Company, LLP ("Former Accountant") as its accountant on December 15, 2004.

     (a). The Former Accountant's report did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles during the past two years.

     The decision to change accountants was recommended and approved by the Company's independent audit committee.

     During the Company's two most recent fiscal years and subsequent interim periods preceding such dismissal, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused the Former Accountant to make reference to the subject matter of the disagreement in connection with its report.

     The Company has not during the most recent two fiscal years or any subsequent interim period engaged a new accountant.

     The Company has provided its Former Accountant with a copy of this Form 8-K simultaneously with the filing of this Form 8-K with the Securities and Exchange Commission ("Commission"). The Company has requested the Former Accountant to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item 304(A) and, if not, stating the respects in which it does not agree. The Company shall file the Former Accountant's letter as an exhibit to a report on Form 8-K when received.


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004                     Ocean Bio-Chem, Inc.

                                            /s/ Peter G. Dornau
                                            ------------------------------------
                                            Peter G. Dornau
                                            Chairman of Board of Directors and
                                            Chief Executive Officer

                                                               December 16, 2004



Jesus A. Lago, CPA
Berkovits Lago & Company LLP
8211 West Broward Boulevard
Suite 340
Fort Lauderdale, Florida 33324

            Re:   Ocean Bio-Chem, Inc.

Dear Mr. Lago:

     The Company is filing a Form 8-K with the Securities and Exchange Commission today with respect to the termination of Berkovits Lago & Company, LLP as this Company's auditors.

     Pursuant to Item 304(a) of Regulation S-K, we are providing you with a copy of our Form 8-K and request that you furnish us with a letter addressed to the Securities and Exchange Commission stating whether your firm agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which you do not agree. The letter provided by you shall be filed as an exhibit to a Form 8-K to be filed with the Securities and Exchange Commission.

                                            Very truly yours,

                                            OCEAN BIO-CHEM, INC.

                                            /s/ Peter G. Dornau
                                            ------------------------------------
                                            Peter G. Dornau
                                            Chairman of Board of Directors and
                                            Chief Executive Officer